UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2018

LEVEL BRANDS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4521 Sharon Road, Suite 450, Charlotte, NC 28211
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 445-5800 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 20, 2018 (the “Closing Date”) the two-step mergers occurred following the closing (the “Closing”) of the previously announced Agreement and Plan of Merger (the “Merger Agreement”) by and among Level Brands, Inc., its newly organized wholly-owned subsidiaries AcqCo, LLC and cbdMD LLC, and Cure Based Development, LLC (“Cure Based Development”). On the Closing Date, and upon the terms and subject to the conditions set forth in the Merger Agreement, AcqCo LLC was merged with and into Cure Based Development with the Cure Based Development as the surviving entity, and immediately thereafter Cure Based Development was merged with and into cbdMD LLC with cbdMD LLC as the surviving entity. cbdMD LLC will continue as a wholly-owned subsidiary of Level Brands and will continue the operations of Cure Based Development pre-closing. The Articles of Merger as filed with the Secretaries of State of Nevada and North Carolina are filed as Exhibits 2.2, 2.3, 2.4 and 2.5 to this report.

The Closing followed the approval on December 20, 2018 by the President of the United States of the Agricultural Improvement Act of 2018, commonly known as the Farm Bill, which contained a permanent declassification of cannabidiol (CBD) as a controlled substance under Federal law.

Upon the terms and subject to the conditions set forth in the Merger Agreement, on the Closing Date the members of Cure Based Development listed on Exhibit B to the Merger Agreement included in our Current Report on Form 8-K as filed with the SEC on December 4, 2018 received contractual rights to receive 15,250,000 shares of our common stock, representing approximately 60% of our outstanding common stock following such issuance, as the merger consideration, issuable as follows:

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as promptly as practicable following receipt of approval by our shareholders for the possible issuance of in excess of 19.99% of our presently outstanding common stock in accordance with the rules of the NYSE American (the “Shareholder Approval”) the members of Cure Based Development will be issued an aggregate of 6,500,000 shares of our common stock (the “First Tranche Shares”); and

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as promptly as practicable after receipt of Shareholder Approval, we will issue an additional 8,750,000 shares of our common stock (the “Second Tranche Shares”) to CBD Holding, LLC, a member of Cure Based Development which is controlled by Mr. Scott Coffman, CEO and one of the managers of Cure Based Development (“CBDH”), vesting follows: (i) 2,187,500 shares will vest on the 12 month anniversary of the Closing Date; (ii) an additional 2,187,500 shares will vest on the 24 month anniversary of the Closing Date; (iii) an additional 2,187,500 shares will vest on the 42 month anniversary of the Closing Date; and (iv) the remaining 2,187,500 shares will vest on the 60 month anniversary of the Closing Date.

For accounting purposes, the Closing of the transaction will be treated as a reverse merger under U.S. generally accepted accounting principles. The issuance of the First Tranche Share and the Second Tranche Shares will constitute a change of control under the rules and regulations of the NYSE American and at the time of the initial issuance of these shares we will be obligated to meet the initial listing standards of the NYSE American in order to maintain the continued listing of our common stock on the exchange. We expect to include the Shareholder Approval proposal covering both the First Tranche Shares and the Second Tranche Shares, as well as the Earnout Shares, in the proxy statement to be filed with the SEC for our 2019 annual shareholders meeting. If this proposal is approved at this meeting, to be scheduled for spring 2019, we will issue the First Tranche Shares and the Second Tranche Shares immediately following the receipt of Shareholder Approval. If this proposal is not approved at our 2019 annual meeting of shareholders, we are required to seek shareholder approval of the proposal at additional special meetings of our shareholders, to be held at least every six months, until such time as Shareholder Approval is obtained. Until Shareholder Approval is obtained, we are not obligated to issue any of these securities under the terms of the Merger Agreement.

When issued, the First Tranche Shares and Second Tranche Shares will be subject to leak out agreements pursuant to which the holder will be required to (1) limit the offer for sale, sell, pledge, or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the transfer or disposition by any person at any time in the future of) any shares of our common stock; and (2) refrain from entering into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any shares of our common stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of our common stock or other securities, in cash or otherwise to the lesser of (i) the volume limitations set forth in Rule 144(e) of the Securities Act of 1933, as amended, or (ii) 20% of such shares in any 90 day period. The description of the terms of the leakout agreement is qualified in its entirety by reference to the form of agreement which is filed as Exhibit 10.1 to this report.

In addition, when issued the Second Tranche Shares will be subject to an irrevocable voting proxy agreement until such time as the shares vest in accordance with the terms of the Merger Agreement. The independent chairman of the Audit Committee of our board of directors will serve as proxyholder and will vote those shares in accordance with the recommendations of our board of directors. The initial proxyholder is Mr. Seymour Siegel, the current Chairman of the Audit Committee of our board of directors. The description of the terms of the voting proxy agreement is qualified in its entirety by reference to the form of agreement which is filed as Exhibit 10.2 to this report.

As described in the Merger Agreement as previously filed with the SEC, the Merger Agreement also provides that CBDH will be entitled to receive up to an additional 15,250,000 shares of our common stock (the “Earnout Shares”) as part of the merger consideration, upon the satisfaction of certain aggregate net revenue criteria by cbdMD LLC within 60 months following the Closing. The issuance of the Earnout Shares is also subject to prior Shareholder Approval.

Immediately prior to the Closing, the holders of two promissory notes in the aggregate amount of $1,000,000 due by Cure Based Development converted those notes into the contractual right to receive an aggregate of 500,000 shares of our common stock, which such shares are included in the aforedescribed First Tranche Shares. Upon such election by the noteholders, those notes were deemed satisfied in full.

As described in our Current Report on Form 8-K as filed with the SEC on December 4, 2018, following the execution of the Merger Agreement, and pursuant to the terms and conditions of a Secured Promissory Note and Security Agreement, we lent Cure Based Development $2,000,000. At Closing, this amount remained outstanding and will be treated as part of the purchase price accounting for the transaction.

Prior to the Closing Date, Cure Based Development owed Edge of Business, LLC, an entity controlled by Mr. Coffman (“Edge”), an aggregate of $1,430,300 for working capital advances. Immediately following the Closing Date, we repaid Edge $1,000,000 of this amount and the balance was converted into an 18 month 6% promissory note. The note is interest only for the first 12 months and thereafter payable in six equal and consecutive monthly installments of principal and interest. The foregoing description of the terms and conditions of this unsecured promissory note is qualified in its entirety by reference to the note which is filed as Exhibit 10.3 to this report.

Following the Closing of the merger, CBDH issued Mr. Martin A. Sumichrast, our Chairman of the Board and CEO, a warrant expiring on December 31, 2019, exercisable at $90.00, to purchase a 9% membership interest in CBDH. As a result of this warrant, and assuming CBDH distributes the securities to its members, Mr. Sumichrast will be entitled to receive 787,500 Second Tranche Shares and up to 1,372,500 Earnout Shares. The shares, which are issuable to Mr. Sumichrast if distributed by CBDH to its members, will also be subject to the leakout and voting proxy agreements described earlier in this section.

Item 5.01 Change in Control of Registrant.

The Closing of the mergers will result in a change of control of our company upon the issuance of the First Tranche Shares and the Second Tranche Shares which will collectively represent 60% of our then outstanding common stock, without giving effect to the issuance of any additional shares by us. Based upon the expected recipients of these shares, as set forth in Exhibit B to the Merger Agreement as previously filed, upon the issuance of the First Tranche Shares, Edge will be the record holder of 22.2% of our then outstanding common stock, assuming no additional issuances by us. As set forth above, Edge is controlled by Mr. Coffman. Upon the issuance of the Second Tranche Shares, CBDH will be the record owner of 34.5% of our then outstanding common stock, giving effect to the issuance of the First Tranche Shares but assuming no additional issuance of shares of common stock by us. As set forth above, CBDH is also controlled by Mr. Coffman. Accordingly, after giving effect to the issuance of the First Tranche Shares and Second Tranche Shares, but no additional issuances by us, Mr. Coffman (through his control of Edge and CBDH) will be the beneficial owner of an aggregate of 12,434,000 shares of our common stock, or approximately 49.1%. We expect Mr. Coffman to disclaim this beneficial ownership interest except to the extent of his pecuniary interest therein. As set forth above, both the First Tranche Shares and Second Tranche Shares are subject to the leakout agreement, and until such time as the Second Tranche Shares vest in accordance with the terms of the Merger Agreement, such shares are subject to the voting proxy agreement.

The foregoing description gives no effect to the possible issuance of the Earnout Shares to CBDH which are subject to the satisfaction of net revenue milestones.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2018 pursuant to the Closing of the Merger Agreement Mr. Coffman was appointed to our board of directors. Biographical information concerning Mr. Coffman is as follows:

Raymond Scott Coffman. Mr. Coffman, 57, has over 25 years of business experience in which he has started 12 companies and built them into significant businesses in the internet services, manufacturing and e-commerce sectors. As an executive or partner in all of these entities, Mr. Coffman oversaw the strategic direction, developed the business plan and oversaw the operation of the companies. Mr. Coffman was a manager and Chief Executive Officer of Cure Based Development LLC since founding the company in September 2017. Prior to that, from 2012 to 2017, he was an Operating Partner in a regional restaurant group and also had day to day executive oversight of Data Tech Systems, an internet hosting company. In 2009 he founded and was the Chief Executive Officer of Blu, an E-cigarette manufacturer which he built into a leading brand and subsequently sold it to Lorillard Tobacco in 2012. In 1999, Mr. Coffman founded Datatech Systems, LLC, an internet hosting company, and served as its Chief Executive Officer until 2012. Mr. Coffman currently serves as a member of the board of directors of Datatech Systems, LLC and W Vapes, LLC, both privately held companies. Mr. Coffman received a Bachelor of Arts degree in Economics from Marshall University.

Mr. Coffman is not considered an “independent director” within the meaning of Section 803 of the NYSE American Company Guide. As a management director, he is not eligible to receive the compensation we pay to our non-management directors nor will he be appointed to any committee of our board of directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2018 our board of directors adopted a resolution fixing the number of members of our board of directors at seven in accordance with the provisions of Section 3.2 of our Bylaws, thereby creating a vacancy on the board on the board which was filled by Mr. Coffman’s appointment as described under Item 5.02 of this report.

As set forth above, the Closing of the mergers will be treated as a reverse merger for accounting purposes under U.S. generally accepted accounting principles. We have elected to retain our September 30 fiscal year following the Closing Date.

Item 8.01. Other Events.

Employment Agreements

On the Closing Date cbdMD LLC entered into a five year Executive Employment Agreement with Mr. Coffman pursuant to which he will serve as chief executive officer of that entity, reporting to the chief executive officer of our company. Under the terms of the agreement, cbdMD LLC agreed to pay him an initial annual base salary of $160,000 and he is entitled to a discretionary bonus at the sole determination of the Compensation Committee of our board of directors, as well as participation in benefit programs we offer our employees and paid vacation. The agreement may be terminated by cbdMD LLC in the event of his death or disability, by cbdMD for cause (as defined in the agreement), or by Mr. Coffman without cause. The agreement contains customary confidentiality, non-compete, and indemnification provisions. The description of the terms of the Executive Employment Agreement with Mr. Coffman is qualified in its entirety by reference to the agreement which is filed as Exhibit 10.4 to this report.

On the Closing Date cbdMD LLC also entered into a three year Executive Employment Agreement with Ms. Caryn Dunayer pursuant to which she will serve as president of that entity. Ms. Dunayer, formerly a member of Cure Based Development, previously served as its president. Under the terms of the agreement, cbdMD LLC agreed to pay her an initial annual base salary of $125,000 and she is entitled to a discretionary bonus at the sole determination of the Compensation Committee of our board of directors, as well as participation in benefit programs we offer our employees and paid vacation. The agreement may be terminated by cbdMD LLC in the event of her death or disability, by cbdMD for cause (as defined in the agreement), or by Ms. Dunayer without cause. The agreement contains customary confidentiality, non-compete, and indemnification provisions. The description of the terms of the Executive Employment Agreement with Ms. Dunayer is qualified in its entirety by reference to the agreement which is filed as Exhibit 10.5 to this report.

Business of cbdMD LLC following the Closing

As described earlier in this report, following the Closing Date cbdMD LLC continues the business and operations of Cure Based Development. Information regarding Cure Based Development’s historic business is set forth below:

Cure Based Development, which markets is products under the cbdMD brand, produces and distributes various high-grade, premium CBD products, including:

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tinctures;
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capsules;

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gummies;
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bath bombs;
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vape oils;
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topical creams; and
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animal treats and oils.

Cure Based Development’s website provides up-to-date information about CBD quality and current industry events, as well as U.S. based customer service. Cure Based Development tests its broad-spectrum CBD extractions through independent, third-party laboratories in an effort to guarantee the highest of standards and it offers a 30-day, money-back guarantee. Its products are available online at www.cbdMD.com and 700 non-affiliated stores in 40 states. Cure Based Development currently employs over 50 people in its corporate, manufacturing and distribution sites based in Charlotte, NC. There are no collective bargaining agreements with any employees of Cure Based Development.

Sales and Marketing

Sales by Cure Based Development of its products mainly come from online sales and through inside sales concentrating on wholesale distributors who can offer large quantities of cbdMD products at physical retail locations.

Cure Based Development utilizes a broad-based marketing strategy across multiple platforms including:

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secured online and print advertising;
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blog, web, and visual content;
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social media engagement through accounts with large followings;
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live and sponsored events;
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influencers and celebrities;
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affiliate marketing; and
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high-quality brand apparel.

Product Manufacturing

Cure Based Development manufactures its premium line of products at its Charlotte, NC facility using 100%, all-natural CBD extracted from organic, non-GMO, vegan, and gluten-free industrial hemp grown in the USA. It utilizes a CO2 extraction process for broad-spectrum concentrations retaining other cannabinoids, terpenes, vitamins, and various other compounds for enhanced benefits while eliminating tetrahydrocannabinol (THC) content.

Research and Development

The key objectives and input points that drive Cure Based Development’s the research and development process include current product and new product development activities:

Cure Based Development’s current product improvement efforts include:

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consumer feedback analysis;
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optimization of its product manufacturing process;
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sourcing of reliable, high-quality raw materials while maintaining strong distributor relationships;
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lab testing; and
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feedback from panels of product testers.

Its new product development efforts are focused on both near-term and long-term results for the company:

With a view toward near-term results:

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in-depth market research on current competitor campaigns;
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website and product development;
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sample size testing and research;
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implementation of new product campaigns utilizing social media, digital, affiliate, and email;
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rapid product development following testing; and
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quality ingredient sourcing.

With a view towards long-term results, Cure Based Development’s efforts include:

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development of new product lines following initial market research;
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use of current and expected future product trends and research to develop new product offerings;
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refinement of extraction and production methods for product efficiency;
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ingredient research through sustainability testing;
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manufacturing process optimization;
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in-depth product testing;
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package and graphic development; and
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large scale product and brand marketing campaigns

Intellectual Property

Cure Based Development currently holds six U.S. trademarks which are held for current and future product offerings and extended branding capability.

Competition

The market for the sale of CBD-based products is fragmented and intensely competitive. Currently, in the United States, Cure Brand Development does not believe that there are any businesses that can demonstrate or claim a dominant market share of the growing CBD products market. Its competitors in the retail location sales of CBD-based products include Green Roads, PlusCBD, and Select CBD, and in the digital space include Diamond CBD, CBDistillery, and Lazarus Naturals. Cure Based Development expects that the quantity and composition of its competitive environment will continue to evolve as the industry matures and new customers enter the marketplace. We expect that the competition in this market segment will dramatically increase following the approval of the Farm Bill.

Item 9.01. Financial Statement and Exhibits.

(a)
Financial statements of businesses acquired.

Filed as Exhibit 99.1 to this report are the audited financial statements of Cure Based Development for the period of August 3, 2017 (inception) through December 31, 2017 and for the eight months ended August 31, 2018. Under an amendment to this report we will file the required unaudited interim financial statements of Cure Based Development for the periods required pursuant to Rule 8-04(b) of Regulation S-X.

(b)
Pro forma financial information.

The pro forma financial information required by Rule 8-05 of Regulation S-X will be provided under an amendment to this report within the time required pursuant to Item 9.01(c) of Form 8-K.

(d)
Exhibits.

		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number
2.1	Merger Agreement dated December 3, 2018 by and among Level Brands, Inc., AcqCo, LLC, cbdMD LLC and Cure Based Development, LLC	8-K	12/3/2018	2.1
2.2	Articles of Merger dated December 20, 2018 as filed with the Secretary of State of Nevada merging AcqCo, LLC with and into Cure Based Development, LLC				(1)
2.3	Articles of Merger dated December 20, 2018 as filed with the Secretary of State of North Carolina merging AcqCo, LLC with and into Cure Based Development, LLC				(1)
2.4	Articles of Merger dated December 20, 2018 as filed with the Secretary of State of Nevada merging Cure Based Development, LLC with an into cbdMD LLC				(1)
2.5	Articles of Merger dated December 20, 2018 as filed with the Secretary of State of North Carolina merging Cure Based Development, LLC with an into cbdMD LLC				(1)
10.1	Form of leak out agreement				Filed
10.2	Form of voting proxy agreement				Filed
10.3	6% promissory note dated December 20, 2018 to Edge of Business, LLC				Filed
10.4	Executive Employment Agreement dated December 20, 2018 by and between cbdMD LLC and R. Scott Coffman				Filed
10.5	Executive Employment Agreement dated December 20, 2018 by and between cbdMD LLC and Caryn Dunayer				Filed
99.1	Audited financial statements of Cure Based Development, LLC for the period of August 3, 2017 (inception) through December 31, 2017 and for the eight months ended August 31, 2018				Filed

(1) To be filed by amendment to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVEL BRANDS, INC.

Date: December 20, 2018	By:	/s/ Mark S. Elliott
Mark S. Elliott, Chief Financial Officer and Chief Operating Officer